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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 10, 1996
                                                --------------------------------

                                MBf USA, Inc.
       ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Maryland             0-17458          73-1326131
       ---------------------------------------------------------------
            (State of or other      (Commission       (IRS Employer
            jurisdiction of         File Number)      Identification
            incorporation)                            Number)




500 Park Boulevard, Suite 1260, Itasca, Illinois                      60143
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code       (708) 285-9191
                                                  ------------------------------

   N/A
- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

     MBf USA, Inc. (the "Company") announced on May 10, 1996 that Dr. Teo Sen Chong has been named to the Company's Board of Directors. With the election of Dr. Teo as a Class A Director, there are now seven Class A Directors and two Class B Directors on the Company's Board.

     The Company stated that Dr. Teo, age 51, is President of the manufacturing division of MBf Holdings, in Malaysia which division consists of six companies including MBf Personal Care which manufactures the Company's Playboy (R) brand condoms.




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EXHIBITS

     99. ADDITIONAL EXHIBITS.

            1.   Press Release dated May 10, 1996.




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(MBF-USA) (MBFA) MBf USA, Inc. elects additional class "A" director

     ITASCA, Ill. -- May 10, 1996 -- MBf USA, Inc. (The Nasdaq SmallCap Stock
Market: MBFA) today announced that Dr. Teo Sen Chong has been named to MBf, USA, Inc.'s Board of Directors.

     With the election of Dr. Teo as a Class A Director, there are now seven Class A Directors and two Class B Directors on the Company's Board.

     Dr. Teo, age 51, is President of the manufacturing division of MBf Holdings, in Malaysia. This division consists of six companies including MBf Personal Care which manufactures MBf USA's Playboy (R) brand condoms. Dr. Teo has had a long and distinguished career in rubber and latex industrial technology. In his 25 years in the industry, he has managed several of the world's largest latex glove and condoms plants.

     MBf USA's Chairman, Loi Heng Sewn, said, "Dr. Teo was chosen due to his superior skills and experience. We look forward to his wise counsel on our Board."

     MBf USA, Inc. and its subsidiaries market Glovetex (R) brand and OEM medical examination gloves in the United States and the world-famous Playboy
(R) brand condoms internationally.


               CONTACT:  MBf USA, Inc.
                         Edward J. Marteka, President
                         Stephen Tan, CFO
                         (708) 285-9191

                         OR

                         MBf USA's INVESTOR RELATIONS COUNSEL:
                         The Equity Group Inc.
                         Terry Hosmer         (212) 836-9610
                         Linda Latman         (212) 836-9609







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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MBf USA, Inc.
                                    (Registrant)




DATE:  May 13, 1996                 By:     /s/ Edward J. Marteka
                                            ---------------------

                                    Name:   Edward J. Marteka
                                    Title:  President

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